State Street Bank and Trust Company

Fund Administration Legal Division

4 Copley Place, 5th floor

Boston, MA 02116

November 25, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention:    Office of Filings, Information & Consumer Service

Re:	Smead Funds Trust (the “Trust”)

Securities Act File No. 333-197810

Investment Company Act File No. 811-22985

Dear Sir or Madam:

Pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “1933 Act”), please find the final form of the Trust’s Statement of Additional Information Trust dated November 21, 2014.

If you have any questions, please contact me at (617) 662-7193.

Very truly yours,

/s/ Karen Jacoppo-Wood

Karen Jacoppo-Wood

Vice President and Senior Counsel

Statement of Additional Information

Dated: November 21, 2014

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)*

Class I1 Shares (formerly Institutional Class Shares) (SVFFX)

Class I2 Shares (SVFIX)*

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)*

Class R3 Shares (SVFRX)

Class R4 Shares (SVFLX)*

Class Y Shares (SVFYX)

This Statement of Additional Information (“SAI”) provides general information about the Smead Value Fund (the “Fund”), a series of Smead Funds Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated November 21, 2014 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The Fund previously operated as a series of Trust for Professional Managers (“Predecessor Fund”). The Predecessor Fund’s audited financial statements for the fiscal year ended November 30, 2013 are incorporated herein by reference from the Predecessor Fund’s 2013 Annual Report to Shareholders. The Predecessor Fund’s unaudited financial statements for the six month period ended May 30, 2014 are incorporated herein by reference from the Predecessor Fund’s 2014 Semi-Annual Report to Shareholders. To obtain a copy of the Prospectus, the Predecessor Fund’s 2013 Annual Report to Shareholders and/or the Predecessor Fund’s 2014 Semi-Annual Report to Shareholders free of charge, please visit http://smeadcap.com/smead-funds, or call the Fund at 877-807-4122 or write to the addresses listed below:

Regular Mail	Overnight or Express Mail
Smead Funds	Smead Funds
c/o Boston Financial Data Services, Inc.	c/o Boston Financial Data Services, Inc.
P.O. Box 55968	30 Dan Road, Suite 55968
Boston, MA 02205-5968	Canton, MA 02021-5968

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

*	These share classes are not yet in operation and thus are not currently offered by the Smead Value Fund.

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The Trust

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust organized (the “Trust”) on July 17, 2014 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Pursuant to a reorganization that took place on November 21, 2014 (the “Reorganization”), the Fund is the successor to the Smead Value Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and strategies and substantially the same investment policies. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of Reorganization. Financial and performance information included in this SAI is that of the Predecessor Fund.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and shares are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes. Currently, the Fund has ten classes of shares: Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares, Class R1 shares, Class R2 shares, Class R3 shares, Class R4 shares and Class Y shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issuance or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Smead Capital Management, Inc. (the “Adviser”) is the investment adviser to the Fund.

Investment Policies, Strategies and Associated Risks

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies and Related Risks

The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Diversification

The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. Please see “Federal Income Tax Matters” for further information on tax diversification for the Fund.

General Market Risks

U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the securities held by the Fund.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Equity Securities of Large Cap Companies

The risks of investing in companies in general include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Temporary Strategies; Cash or Similar Investments

For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Funds.  The Fund may invest in money market funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other money market fund.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market fund shares. You will indirectly bear fees and expenses charged by the underlying money market funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “A” or higher by S&P or “A” or higher by Moody’s.

Repurchase Agreements.  The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Adviser, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price. The resale price under a repurchase agreement is generally equal to the price paid by the Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Adviser will review and continuously monitor the creditworthiness of each approved seller, and will require each of the Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. The Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Options.  The Fund may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The Fund will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. The Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. The Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Short Sales. The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Investment Restrictions

Fundamental Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at fair market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

Non-Fundamental Investment Restrictions

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

1.	With respect to Fundamental Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

2.

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of six individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their age, present positions with the Trust and principal occupations over at least the last five years. The address of each Trustee and officer is c/o Smead Capital Management, Inc., 600 University Street, Suite 2412 Seattle, Washington 98101.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees
Gregory A. Demopulos Age: 55	Trustee	Indefinite Term; Since September 2014	1	Chairman and Chief Financial Officer, Omeros Corp. (biopharmaceutical company) (since 1993).	Director, Onconome, Inc. (since 2002).

Peter M. Musser Age: 57	Trustee	Indefinite Term; Since September 2014	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (since 2008).

Walter F. Walker Age: 59	Trustee	Indefinite Term; Since September 2014	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).	None.

Nancy A. Zevenbergen Age: 55	Trustee	Indefinite Term; Since September 2014	1	Founder and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Board member, Seattle Pacific Foundation (since 1993); Board member, Anduin Foundation (since 2010); and Board member, evenstar3 Inc. (since 2005).

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Interested Trustees and Officers
William W. Smead[1] Age: 56	Trustee, Chairman, President and Chief Executive Officer	Indefinite Term; Since September 2014	1	Chief Investment Officer of the Adviser (since 2007).	None.

Cole W. Smead[1] Age: 30	Trustee, Treasurer, Principal Financial and Accounting Officer	Indefinite Term; Since September 2014	1	Managing Director at the Adviser (since 2007).	None.

Steven J. LeMire Age: 45	Chief Compliance Officer	Indefinite Term; Since September 2014	N/A	Chief Compliance Officer at the Adviser (since 2014); Relationship Manager with Viceroy Investment Advisors, LLC (from 2013 to 2014); Co-Founder and Managing Principal of HCL Advisors, LLC (from 2012 to 2013). Senior Manager and Director at UBS Global AM-Americas and served on the New York Board as Vice President and Assistant Treasurer (from 2007 to 2011).	N/A

Lisa Martin Age: 53	Secretary	Indefinite Term; Since September 2014	N/A	Chief Operating Officer/Chief Financial Officer (since 2007).	N/A
1.	Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Smead Capital Management, Inc.

The Role of the Board of Trustees

The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, distributor, custodian and the Trust’s administrator, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, distributor, custodian, and the trust’s administrator and transfer agent. The Board has appointed various individuals of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a chief compliance officer who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are generally held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is composed of four Independent Trustees and two Interested Trustees. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating and Governance Committee (the “Nominating Committee”), each of which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.

Mr. William W. Smead, the Trust’s Chairperson, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Smead Capital Management, Inc., the Fund’s adviser. The Trust has appointed Peter M. Musser as a lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board intends to review its structure regularly in light of the characteristics and circumstances of the Trust, including: the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Independent Trustees

Gregory A. Demopulos. Mr. Demopulos is a founder of Omeros Corporation, a Seattle-based biopharmaceutical company where has served as Chairman and Chief Financial Officer since 1993. Mr. Demopulos currently serves on the board of directors for Onconome, Inc., a biopharmaceutical company based in Redmond Washington. He received his Doctor of Medicine from Stanford University School of Medicine and his Bachelor of Science from Stanford University.

Peter M. Musser, CFA. Peter M. Musser, CFA has over three decades of experience in the investment industry, most recently serving as principal and senior equity portfolio manager with Rainier Investment Management, a Seattle-based investment firm. He currently is a principal with Angeline Properties, LLC, a private investment firm. Musser is a 1978 economics graduate of Lawrence University in Wisconsin. He later earned the Chartered Financial Analyst designation, was past President of the CFA Society Seattle, and is a member of the CFA Institute. He is a member of the Board of Trustees of Lawrence University in Wisconsin and Berry College in Georgia, and a member of the Board of Directors of the Boys and Girls Clubs of King County.

Walter F. Walker. Mr. Walker served as a Vice President in Goldman, Sachs & Co.’s Private Client Services group from 1987 through 1994. In April 1994, Mr. Walker formed Walker Capital, Inc., a San Francisco based money management firm. In September 1994, Mr. Walker became President and General Manager of the Seattle SuperSonics. In 2001, he was part of a group that purchased the Seattle SuperSonics and the Seattle Storm, and in addition to being an owner, served as Chief Executive Officer and President of the teams until their sale in 2006. In late 2007, he formed Hana Road Capital LLC.

Mr. Walker graduated from the University of Virginia in 1976 as an Academic All-American with a Bachelor of Arts in psychology. In 2001 he was named as one of six recipients as the NCAA Silver Anniversary Scholar-Athlete Awards. He received his Masters of Business Administration from Stanford University Graduate School of Business in 1987. He was conferred as a Chartered Financial Analyst in 1992.

In addition to his investment and management experience, Mr. Walker was drafted in the first round (5th overall) by the Portland Trailblazers in 1976 and in 1977 was a member of the Portland Trailblazers 1977 Championship team. After the 1977 season, Mr. Walker was traded to the Seattle SuperSonics, where he was a member of the SuperSonics 1979 Championship team. In 1982, Mr. Walker was traded to the Houston Rockets. He retired from professional basketball in 1985. In 1993, he was inducted into the Pennsylvania State Sports Hall of Fame and was named the greatest player of the 20th Century from Lancaster County, Pa.

Nancy A. Zevenbergen, CFA, CIC. Ms. Zevenbergen established Zevenbergen Capital Investments (ZCI) in 1987, creating a responsive, research-focused investment firm serving tax-exempt entities and high net worth individuals. Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a focused research effort for disruptive growth companies. Prior to founding ZCI, Ms. Zevenbergen served for six years as a Portfolio Manager and Research Analyst for Rainier National Bank. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. She graduated from the University of Washington Foster School of Business in 1981 with a concentration in Finance. She is a Chartered Financial Analyst (CFA) and a member of both the CFA Institute and the CFA Society of Seattle. In addition, Ms. Zevenbergen is a designated Chartered Investment Counselor (CIC). Ms. Zevenbergen serves on the Boards of Seattle Pacific Foundation and the Anduin Foundation. Ms. Zevenbergen also serves on the Advisory Board for the University of Washington Foster School of Business.

Interested Trustees

William Wallace Smead. Mr. William Smead is the founder of Smead Capital Management, where he oversees all activities of the firm. As Chief Investment Officer, he is the final decision-maker for all investment and portfolio decisions as well as reviewing the implementation of those decisions in the firm’s separate accounts and mutual funds.

Mr. William Smead began his career in the investment business with Drexel Burnham Lambert in 1980. He left Drexel Burham Lambert in 1989 as First Vice President/Assistant Manager and joined Oppenheimer & Co. William left Oppenheimer & Co. and joined Smith Barney in 1990. He was with Smith Barney until September 2001, when he joined Wachovia Securities and became the Managing Director/Portfolio Manager of Smead Investment Group of Wachovia Securities. Mr. William Smead was with Wachovia Securities until the founding of Smead Capital Management in July 2007. Mr. William Smead graduated from Whitman College in 1980 with a B.A. in Economics.

Cole William Smead, CFA. Mr. Cole Smead is a Managing Director at Smead Capital Management and has been with the firm since its inception in 2007. Before joining Smead Capital, he was a Financial Advisor with Wachovia Securities from 2006-2007. He holds the Chartered Financial Analyst (CFA) designation. Mr. Cole Smead graduated from Whitman College with a B.A. in Economics  & History.

Trustee Ownership of Fund Shares

As of November 21, 2014, no Trustee or officer of the Trust beneficially owned shares of the Predecessor Fund.

Furthermore, as of November 21, 2014, neither the Trustees who are not “interested” persons of the Predecessor Fund, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, ALPS Distributors, Inc. (the “Distributor”) or any of its affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Predecessor Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditors concerning the scope of the audit and the auditor’s independence. Mr. Walker is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. Ms. Zevenbergen is designated as the Nominating Committee chairperson. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days(nor more than 90 days) prior to the shareholder meeting at which the shareholders vote on any such nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee’s procedures with respect to reviewing shareholder nominations are described below.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of an Independent Trustee on the Board. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an Independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s). In order for the Nominating Committee to consider a Shareholder Recommendation, the Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)

the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references;

(B)

the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate;

(C)

any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust);

(D)

any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and

(E)

whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination;

(ii)	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books;

(iv)	the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder;

(v)

a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and

(vi)	a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Trustee Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual retainer of $25,000 in the form of shares of the Fund, in four equal quarterly installments of shares equal in value to $6,250, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the Trust’s officers receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during a year. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust Paid to Trustees
Gregory A. Demopulos	$25,000	None	None	$25,000
Peter M. Musser	$25,000	None	None	$25,000
Walter F. Walker	$25,000	None	None	$25,000
Nancy A. Zevenbergen	$25,000	None	None	$25,000
William W. Smead	None	None	None	None
Cole W. Smead	None	None	None	None

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

As of the date of this SAI, other than the Adviser and its affiliates, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Smead Capital Management, Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”). Mr. William W. Smead is considered to be a control person of the Adviser, due to his ownership of more than 25% of the firm.

After an initial two-year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 0.75% of the Fund’s average daily net assets, as specified in the Prospectus. The advisory fee is calculated for each share class based on average daily net assets of each share class. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive fees and/or reimburse Fund expenses.

The table below sets forth with regard to the Predecessor Fund, for the fiscal years ended November 30, 2013, 2012 and 2011, the advisory fees accrued under the Advisory Agreement, the amount of the advisory fees and operating expenses waived or reimbursed by the Adviser, and the total advisory fees paid to the Adviser under the Advisory Agreement:

Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee after Waiver

November 30, 2013	$2,433,362*	$0	$2,433,362
November 30, 2012	$519,575	$(41,988)	$477,587
November 30, 2011	$374,158	$(84,165)	$289,993

*	The increase in advisory fees from 2012 to 2013 is attributable to growth of the Predecessor Fund.

Fund Expenses. The Fund is responsible for its own operating expenses. The Adviser has agreed to waive its management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the extent set forth in the “Fees and Expense Table” of the Prospectus. Any such reimbursements made by the Adviser of its management fees or payment of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Managers

As stated in the Prospectus, Mr. William W. Smead is the lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tony A. Scherrer is the Director of Research and a Portolio Manager for the Fund, and Mr. Cole W. Smead is the Managing Director and Portfolio Manager for the Fund, and each is jointly responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”).

The following provides information regarding other accounts managed by the Portfolio Managers as of September 30, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

William W. Smead

Other Registered Investment Companies	1	$815.3	0	$0
Other Pooled Investment Vehicles	1	$11.6	0	$0
Other Accounts	123	$132.4	0	$0

Tony A. Scherrer

Other Registered Investment Companies	1	$815.3	0	$0
Other Pooled Investment Vehicles	1	$11.6	0	$0
Other Accounts	123	$132.4	0	$0

Cole W. Smead

Other Registered Investment Companies	1	$815.3	0	$0
Other Pooled Investment Vehicles	1	$11.6	0	$0
Other Accounts	123	$132.4	0	$0

The Portfolio Managers also manage various private accounts, all of which may have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest including the timing of trades and allocation of investment opportunities. All portfolio transactions will be implemented according to the Adviser’s trade allocation policies. These policies are designed to ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory. When placing block trades, the Adviser will designate on the trade order memorandum the number of shares of the block trade to be allocated to each specific account prior to placing the order, or the Adviser will make a pro rata allocation of the shares to each account based upon size of the client’s account. The Adviser will seek best execution on such trades, and will avoid holding cash and securities involved in an aggregated trade longer than necessary. In the event that the Adviser’s Chief Investment Officer determines that a prorated allocation is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include:

•

when only a small percentage of the order is executed, shares may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to security or sector weightings relative to other portfolios, with similar mandates;

•

allocations may be given to one account when that account has limitations in its investment guidelines that prohibit it from purchasing other securities that are expected to produce similar investment results and can be purchased by other accounts;

•	with respect to sale allocations, allocations may be given to accounts relatively lower in cash;

•

in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account(s) from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; or

•	in cases where a small portion of an order is executed in all accounts, shares may be allocated to one or more accounts on a random basis.

If an aggregated order is executed in a series of transactions over the course of the day, each account will receive the average execution price. The Adviser will use its best efforts to make allocations for the Fund and other accounts on the same day. The Adviser’s Chief Investment Officer will review all allocations of trades and limited investment opportunities to ensure that the Adviser’s policies and procedures were followed and verify that no client account was systematically disadvantaged by the allocation.

The Portfolio Managers’ compensation consists of a cash salary and a percentage of the Adviser’s overall profits based on contributions to the firm, industry experience and level of responsibility associated with their positions within the firm.

As of September 30, 2014, the Portfolio Managers beneficially owned shares of the Predecessor Fund totaling the following amounts:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund

Mr. William W. Smead	Over $1,000,000
Mr. Tony A. Scherrer	$100,001 - $500,000
Mr. Cole W. Smead	$100,001 - $500,000

Service Providers

Pursuant to an administration agreement between the Trust and State Street Bank and Trust Company (the “Administrator”), One Lincoln Street, Boston, MA 02111, the Administrator acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of Fund shares. The Administrator also acts as custodian and fund accountant under separate agreements.

For the fiscal periods indicated below, the Predecessor Fund paid the following fees to the Administrator*:

Administration Fees Paid During Fiscal Periods Ended November 30,

2013	2012	2011
$328,242**	$95,292	$77,853

*	U.S. Bancorp Fund Services, LLC was the Administrator during the periods covered by this table.
**	The increase in administration fees from 2012 to 2013 is attributable to growth of the Fund.

State Street Bank and Trust Company is also the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is One Lincoln Street, Boston, MA 02111. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Transfer Agent

Boston Financial Data Services, Inc. (the “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as the Fund’s transfer agent and dividend paying agent.

Legal Counsel

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202 serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 serves as the independent registered public accounting firm of the Fund.

Distribution and Servicing of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Predecessor Fund’s shares.

Distribution (Rule 12b-1) Plan

The Fund has adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 fee for the sale and distribution of the Fund’s Investor Class shares, Class A shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and Class R4 shares. The maximum amount of the Rule 12b-1 fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, Class A shares and Class R4 shares, 0.50% of the Fund’s average daily net assets attributable to Class R1 shares, Class R2 shares and Class R3 shares, and 0.75% of the Fund’s average daily net assets attributable to Class C shares (the “Distribution Fee”). The Distributor may pay any or all amounts received under the Distribution Plan to other persons, including the Adviser, for any distribution activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares, Class A shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and Class R4 shares on an on-going basis, over time these fees will increase the cost of your investment in such shares of the Fund and may cost you more than paying other types of sales charges. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the SEC staff as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The table below shows the amount of Rule 12b-1 fees incurred by the Investor Class of the Predecessor Fund and the allocation of such fees by the Investor Class for the fiscal year ended November 30, 2013. Because Class A shares of the Predecessor Fund were not offered to the public until January 24, 2014, the Predecessor Fund made no expenditures under the Distribution Plan on behalf of Class A shares for the fiscal year ended November 30, 2013. Likewise, because the Class C, Class R1 shares, Class R2 shares, Class R3 shares and Class R4 shares are new, there is nothing to report for those share classes under the Distribution Plan for the period set forth below.

Actual Rule 12b-1 Expenditures Incurred by Investor Class Shares of the Predecessor Fund During the Fiscal Year Ended November 30, 2013
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor[1]	$70,328
Payment to dealers	$320,383
Compensation to sales personnel	$0
Other	$0
Total	$390,711

1.    Payment was made to the Predecessor Fund’s distributor, Quasar Distributors, LLC.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Fund may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2 shares, Class R1 shares and Class R2 shares (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Class A, Class C,

Investor Class, Class I1, Class I2, Class R1 and Class R2 shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of the Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2, Class R1 and Class R2 shares is an annual rate of 0.25% of each Fund’s average daily net assets attributable to the respective class. The Fund is currently implementing 0.17% for the shareholder servicing fee for the Class A shares and Investor Class shares of the Fund, 0.25% for the shareholder servicing fee for the Class C shares and Class R1 shares, 0.15% for the shareholder servicing fee for Class I1 shares of the Fund and 0.10% for the Class I2 shares and Class R2 shares of the Fund. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’s prior written notice.

Payments under the Shareholder Servicing Plan may not exceed the respective amounts shown above unless the Board approves the implementation of higher amounts.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold and consistent with the policies of the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Predecessor Fund has acquired during its most recent fiscal year. During the fiscal year ended November 30, 2013, the Predecessor Fund did not acquire any securities of its “regular brokers or dealers.”

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The following table shows the amount of transactions and related commissions paid by the Predecessor Fund for transactions directed to a broker because of research services provided during the fiscal year ended November 30, 2013:

Commissions	Transactions
$181,733	$425,031,892

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal years ended November 30, 2013, 2012 and 2011.

Brokerage Commissions
Paid During Fiscal Years Ended November 30,
2013	2012	2011
$215,338*	$44,363	$12,619
*	The increase in brokerage commissions from 2012 to 2013 is attributable to growth of the Predecessor Fund.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

For the fiscal years ended November 30, 2013 and 2012, the portfolio turnover rates for the Predecessor Fund were as follows:

Portfolio Turnover Rate During Fiscal Years Ended November 30,
2013	2012
11.32%	10.95%

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of the Adviser are described below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

Procedures

It is the Adviser’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. The Adviser’s director of research (the “Director of Research”) is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Adviser (the “Proxy Voting Guidelines”) and the Adviser’s policies and procedures. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the Adviser’s policies and procedures.

The Director of Research will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. When the Adviser receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Adviser’s chief investment officer (the “CIO”), who will review the proposal and either vote the proxy or instruct the Director of Research on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. The Director of Research may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Director of Research, it is determined that such action is in the best interest of the Adviser’s clients. In the exercise of such discretion, the Director of Research may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

ERISA Plans

Plans managed by the Adviser governed by the Employee Retirement Income Security Act (“ERISA”) shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Adviser has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Director of Research becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, the Director of Research will promptly report such conflict to the Adviser’s CCO. The Adviser will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Adviser’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline the Adviser’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Director of Research depending upon the facts and circumstances of each situation and the requirements of applicable law:

¡	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

¡	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Adviser may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Adviser. The CIO will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Adviser’s CIO.

Mutual Funds

Where the Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of a fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. In the event of a conflict of interest for a security in a fund, the fund cannot be provided with information regarding the proposal and consent cannot be obtained from the fund.

Special Circumstances

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Adviser that they wish to retain the right to vote the proxy; (ii) where the Adviser deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Adviser’s services; (iv) where a proxy is received for a security that the Adviser no longer manages (i.e., the Adviser had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Adviser has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, the Adviser shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling toll-free, 1-877-807-4122 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Mr. LeMire has been designated as the Anti-Money Laundering Officer of the Trust.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted the Portfolio Holdings Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Adviser and the Board of Trustees have considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings: (1) by overseeing the implementation and enforcement of the Portfolio Holdings Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO; (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Adviser may not receive compensation in connection with the disclosure of information about the Fund’s portfolio securities. In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Custodian; the Transfer Agent; the

Fund’s independent registered public accounting firm; counsel to the Fund or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Currently, between the 5th and 10th business day of the month following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc., and BNY/Mellon. In addition, within 30 days of the calendar quarter end, the Fund posts to its website a list of its top ten holdings as well as a full list of portfolio holdings. Portfolio holdings information may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Additional portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s Chief Compliance Officer, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Securities held by the Fund and traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares

You may purchase shares of the Fund directly from the Transfer Agent, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, plus any applicable sales charge, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Sales Charges on Class A Shares

Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund, unless you qualify for a reduction or waiver of the sales charge. If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested distributions. The sales charge for Class A shares of the Fund is calculated as follows:(1)

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%
(1)

The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of the Fund is $3,000.
(3)

There is no front-end sales charge for purchases of Class A shares of $1,000,000 or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)

The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), will then also pay to such dealers an annual distribution and/or service fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual distribution and/or service fee starting immediately after purchase.

You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Class A Sales Charge Reductions and Waivers

The sales charge on Class A shares of the Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in table above.

Rights of Accumulation: You may combine your current purchase of Class A shares of the Fund with all other classes of shares of the Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase of Class A shares of the Fund and the current value (based on the current public offereing price) of all other classes of shares of the Fund you own at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Fund’s Transfer Agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege: If you redeem Class A shares of the Fund, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent: By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any Class A shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More: There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers: Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•

you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans;
•

rollovers of current investments through authorized qualified employee benefit plans or savings plans, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a IRA through an account directly with the Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;
•

persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services;

•

financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Contingent Deferred Sales Charge Waivers. For Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charge on Class A Shares,” above) that are redeemed within 18 months of purchase. For Class C shares, a CDSC is imposed on shares that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in/first out” basis. If the first shares redeemed have been held for longer than 18 months in the case of Class A shares or 12 months in the case of Class C shares from the date of purchase, then no CDSC is imposed on the redemption. The CDSC is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70 1⁄2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances under the Adviser’s discretion.

If you would like information about sales charge waivers, call your financial representative or contact the Fund at 877-807-4122.

How to Redeem Shares and Delivery of Redemption Proceeds

You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Transfer Agent or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Transfer Agent will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when

(a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the fair market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in-Kind

The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner as redemptions made in cash.

Federal Income Tax Matters

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund cannot assure that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, provided that for purposes of this test, no security of any one issuer may constitute more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a 4% excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, and net short-term capital gain, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders at ordinary income rates which, for non-corporate shareholders, are currently as high as 39.6%. For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable as long-term capital gain regardless of the length of time shares have been held. For non-corporate shareholders, long-term capital gain is currently taxed at a maximum rate of 20%. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax). The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions not counted. Any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a sale or redemption of

Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement with the United States), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income. This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular shareholder. You are urged to consult your own tax adviser.

Distributions

The Fund will realize income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will be distributed to shareholders as a part of the Fund’s distributions of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholder. Net capital losses realized by the Fund may be carried over indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements

The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Predecessor Fund’s 2013 Annual Report to Shareholders are incorporated herein by reference.

The unaudited financial statements and accompanying notes appearing in the Predecessor Fund’s 2014 Semi-Annual Report to Shareholders are incorporated herein by reference.

November 30, 2013

Investment Adviser

Smead Capital Management, Inc.

600 University Street,

Suite 2412

Seattle, Washington 98101

Phone: 877-807-4122

www.smeadfunds.com

Dear Shareholders:

The fiscal year ended November 30, 2013 was, in comparison to major stock indices, a success for the Smead Value Fund. However, it was led by a different set of our cast members. For the 1 year period ended November 30, 2013, the Smead Value Fund – Institutional Class shares had a return of 34.10% versus a return of 30.30% for the S&P 500 Index and a return of 31.92% for the Russell 1000 Value Index. Great years in the stock market like 2012 and 2013 exist to average out the bear market years like 2002 and 2008.

Our positive vision of the future played out in the consumer sectors of the market, as well as in financial service stocks. Our big winners in the last twelve months were Walgreen, Bank of America and Gannett with gains of 78.8%, 61.0%, and 57.2%, respectively. Our poorest performers were eBay, one of last year’s best, down 4.4%, McDonald’s up 15.5% and Abbott Laboratories, which was up 24.8%. We wish this would be representative of the results of our worst list every year!

Institutional and high-net worth investors finally came to the party this year as a string of 48 consecutive months of net liquidation of large-cap US equity funds finally ended this fall. Isn’t it interesting that many market pundits are screaming about a stock market bubble from a few months of net buying? Isn’t it also interesting that US mutual fund investors continued to pour money into international and emerging equity markets despite significant outperformance in the US stock markets? We make no effort to predict the next six to twelve months in the US stock market, but our long-term confidence comes from all the money invested outside of ownership of the largest and historically most successful long-duration companies in the United States.

High Quality and Time Horizon Arbitrage

A number of writers have recently attempted to explain something in the marketplace which has always been true, but is only interesting to the vast majority of common stock investors in the rearview mirror. We believe that companies with certain attributes tied to quality have the ability to perform in an above-average way over long time periods. We look for attributes such as financial strength, consistency of business, sustainably high levels of profitability and relatively non-volatile stock price movement.

We look for companies with “addicted” customer bases, strong balance sheets, high and consistent free cash flow, and long histories of profits and dividends. We like them to have wide moats, which are the factors which defend them from competition. Most of our wide-moat stocks get their moat via intangibles and intellectual property, which require understanding the average customer of these businesses.

We believe these attributes lead to long holding periods and low portfolio turnover. This can save our shareholders on trading costs and reduces the likelihood that we will miss a major part of our most successful companies over the next twenty years. Morningstar.com writer, Samuel Lee, chose to call this “time horizon arbitrage” and explained it through the discipline practiced by Warren Buffett. He wrote that Buffett was using his analysis to look for very long-duration businesses. Buffett wants a vision for the company and understands that the net-present value of the future income stream is much higher based on how long a business is likely to last and how likely it will continue to be dominant in its industry.

When we launched the Smead Value Fund, we observed a lack of long-duration (10 to 20 year) analysis in the overall marketplace, and argued that the lack of long-duration

3

analysis could lead to above-average returns until the vast majority of asset allocators and stock pickers out in the marketplace agree with us. Since you have to ride through the ups and downs of the stock market and the ups and downs of industry and sector popularity, many investors and stock pickers may be unwilling to practice the behaviors needed to gain the potential benefits. Thank you for the chance to execute a discipline which we believe stands on owning high-quality companies and implementing time-horizon arbitrage.

Warmest Regards,

William Smead	Tony Scherrer, CFA
Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Smead Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

4

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/13—11/30/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$1,103.50	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$1,105.00	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions. Therefore, the Fund will maintain approximately 25-30 companies in its portfolio. The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown

(% of Investments)

Continued

7

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of November 30, 2013

	One Year	Five Years	Since Inception (1/2/2008)
Investor Class Shares	33.74%	21.88%	7.26%
S&P 500 Index (Total Return)	30.30%	17.60%	6.14%
Russell 1000 Value Index (Total Return)	31.92%	16.40%	5.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

*	Inception Date

Continued

8

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of November 30, 2013

	One Year	Three Years	Since Inception (12/18/2009)
Institutional Class Shares	34.10%	23.61%	19.88%
S&P 500 Index (Total Return)	30.30%	17.73%	15.73%
Russell 1000 Value Index (Total Return)	31.92%	18.05%	15.66%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

*	Inception Date

9

SMEAD VALUE FUND

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS 97.01%
Banks 4.14%
Wells Fargo & Co.	533,537	$23,486,299

Consumer Durables & Apparel 1.97%
NVR, Inc. (a)	11,527	11,180,960

Consumer Services 6.09%
H&R Block, Inc.	588,587	16,415,691
McDonald’s Corp.	98,972	9,636,904
Starbucks Corp.	104,277	8,494,404

		34,546,999

Diversified Financials 16.01%
Bank Of America Corp.	1,781,545	28,184,042
Berkshire Hathaway, Inc. – Class B (a)	157,857	18,395,076
Franklin Resources, Inc.	351,322	19,459,725
JPMorgan Chase & Co.	432,359	24,739,582

		90,778,425

Food & Staples Retailing 5.52%
Walgreen Co.	528,578	31,291,818

Health Care Equipment & Services 3.84%
Abbott Laboratories	221,652	8,464,890
Medtronic, Inc.	232,379	13,319,964

		21,784,854

Insurance 4.92%
Aflac, Inc.	420,462	27,906,063

Media 14.45%
Comcast Corp. – Class A	421,652	20,302,544
Gannett Co., Inc.	1,316,907	35,635,503
Walt Disney Co.	368,998	26,029,119

		81,967,166

Pharmaceuticals, Biotechnology & Life Sciences 20.21%
AbbVie, Inc.	221,652	10,739,039
Amgen, Inc.	234,261	26,724,495
Bristol-Myers Squibb Co.	151,154	7,766,293
Johnson & Johnson	114,362	10,825,507
Merck & Co., Inc.	515,530	25,688,860

The accompanying notes are an integral part of these financial statements.

10

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences 20.21% (Continued)
Mylan, Inc. (a)	321,446	$14,185,412
Pfizer, Inc.	588,596	18,676,151

		114,605,757

Retailing 11.82%
Cabela’s, Inc. – Class A (a)	486,837	29,818,766
Home Depot, Inc.	204,110	16,465,554
Nordstrom, Inc.	333,348	20,737,579

		67,021,899

Software & Services 8.04%
Accenture PLC – Class A	207,883	16,104,696
eBay, Inc. (a)	583,446	29,475,692
		45,580,388

TOTAL COMMON STOCKS (Cost $460,802,353)		550,150,628

SHORT-TERM INVESTMENTS 4.54%
Money Market Funds 4.54%
Dreyfus Cash Management – Institutional, 0.04% (b)	25,733,603	25,733,603

TOTAL SHORT-TERM INVESTMENTS (Cost $25,733,603)		25,733,603

TOTAL INVESTMENTS (Cost $486,535,956) 101.55%		575,884,231
Liabilities in Excess of Other Assets (1.55)%		(8,815,703)

TOTAL NET ASSETS 100.00%		$567,068,528

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at November 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

11

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2013

Assets
Investments, at value (cost $486,535,956)	$575,884,231
Dividends and interest receivable	972,733
Receivable for Fund shares sold	2,433,715
Other assets	69,030

Total Assets	579,359,709

Liabilities
Payable for investments purchased	11,559,973
Payable to affiliates	124,969
Payable to Adviser	304,369
Payable for Fund shares redeemed	153,315
Payable for distribution fees	69,649
Accrued expenses and other liabilities	78,906

Total Liabilities	12,291,181

Net Assets	$567,068,528

Net Assets Consist Of:
Paid-in capital	$459,934,407
Undistributed net investment income	1,698,417
Undistributed net realized gain from investments	16,087,429
Net unrealized appreciation on investments	89,348,275

Net Assets	$567,068,528

Investor Class Shares
Net assets	253,511,623
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,973,469
Net asset value, offering price and redemption price per share	$36.35

Institutional Class Shares
Net assets	313,556,905
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,613,514
Net asset value, offering price and redemption price per share	$36.40

The accompanying notes are an integral part of these financial statements.

12

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2013

Investment Income
Dividend income	$5,918,505
Interest income	4,768

Total Investment Income	5,923,273

Expenses
Management fees	2,433,362
Distribution fees – Investor Class	390,711
Administration fees	328,242
Transfer agent fees and expenses	265,181
Fund accounting fees	120,758
Federal and state registration fees	96,866
Custody fees	43,876
Legal fees	19,340
Audit and tax fees	16,498
Reports to shareholders	11,342
Chief Compliance Officer fees	9,996
Trustees’ fees	6,007
Other expenses	7,940

Total Expenses	3,750,119
Expense Recoupment by Adviser (Note 4)	221,987

Net Expenses	3,972,106

Net Investment Income	1,951,167

Realized and Unrealized Gain on Investments
Net realized gain from investments	16,205,814
Change in net unrealized appreciation on investments	64,446,825

Net Realized and Unrealized Gain on Investments	80,652,639

Net Increase in Net Assets from Operations	$82,603,806

The accompanying notes are an integral part of these financial statements.

13

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
From Operations
Net investment income	$1,951,167	$629,324
Net realized gain from investments	16,205,814	1,912,273
Change in net unrealized appreciation on investments	64,446,825	16,017,760

Net increase in net assets from operations	82,603,806	18,559,357

From Distributions
Net investment income – Investor Class	(313,026)	(79,503)
Net investment income – Institutional Class	(486,106)	(301,845)
Net realized gain on investments – Investor Class	(575,762)	—
Net realized gain on investments – Institutional Class	(726,660)	—

Net decrease in net assets resulting from distributions paid	(2,101,554)	(381,348)

From Capital Share Transactions
Proceeds from shares sold – Investor Class	255,449,864	43,034,736
Proceeds from shares sold – Institutional Class	242,807,381	26,228,629
Net asset value of shares issued to shareholders in payment of distributions declared – Investor Class	722,276	76,400
Net asset value of shares issued to shareholders in payment of distributions declared – Institutional Class	864,886	289,385
Payments for shares redeemed – Investor Class	(92,251,260)	(11,992,093)
Payments for shares redeemed – Institutional Class	(40,169,445)	(6,479,873)

Net increase in net assets from capital share transactions	367,423,702	51,157,184

Total Increase in Net Assets	447,925,954	69,335,193
Net Assets
Beginning of year	119,142,574	49,807,381

End of year	$567,068,528	$119,142,574

Undistributed Net Investment Income	$1,698,417	$546,382

The accompanying notes are an integral part of these financial statements.

14

SMEAD VALUE FUND – INVESTOR SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended November 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$27.61	$20.83	$19.82	$18.13	$14.07

Income from investment operations:
Net investment income	0.13	0.06	0.09	0.14	0.10
Net realized and unrealized gain on investments	9.04	6.84	0.94	1.65	4.14

Total from Investment Operations	9.17	6.90	1.03	1.79	4.24

Less distributions paid:
From net investment income	(0.15)	(0.12)	(0.02)	(0.10)	(0.18)
From net realized gain on investments	(0.28)	—	—	—	—

Total distributions paid	(0.43)	(0.12)	(0.02)	(0.10)	(0.18)

Net Asset Value, End of Year	$36.35	$27.61	$20.83	$19.82	$18.13

Total Return(1)	33.74%	33.27%	5.19%	9.88%	30.55%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$253,512	$51,955	$15,644	$13,855	$27,128
Ratio of expenses to average net assets:
Before waivers and recoupment of expenses	1.28%	1.49%	1.60%	1.66%	1.91%
After waivers and recoupment of expenses	1.35%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets:
Before waivers and recoupment of expenses	0.54%	0.67%	0.25%	0.29%	0.27%
After waivers and recoupment of expenses	0.47%	0.76%	0.45%	0.55%	0.78%
Portfolio turnover rate	11.32%	10.95%	15.98%	13.73%	14.28%

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

15

SMEAD VALUE FUND – INSTITUTIONAL SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended November 30,			November 30,
	2013	2012	2011	2010(1)
Net Asset Value, Beginning of Period	$27.61	$20.84	$19.85	$18.42

Income from investment operations:
Net investment income	0.18	0.21	0.14	0.16
Net realized and unrealized gain on investments	9.08	6.74	0.94	1.38

Total from Investment Operations	9.26	6.95	1.08	1.54

Less distributions paid:
From net investment income	(0.19)	(0.18)	(0.09)	(0.11)
From net realized gain on investments	(0.28)	—	—	—

Total distributions paid	(0.47)	(0.18)	(0.09)	(0.11)

Net Asset Value, End of Period	$36.40	$27.61	$20.84	$19.85

Total Return(2)(3)	34.10%	33.57%	5.46%	8.38%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$313,557	$67,188	$34,163	$32,400
Ratio of expenses to average net assets:
Before waivers and recoupment of expenses(4)	1.03%	1.20%	1.31%	1.42%
After waivers and recoupment of expenses(4)	1.10%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before waivers and recoupment of expenses(4)	0.79%	0.93%	0.54%	0.40%
After waivers and recoupment of expenses(4)	0.72%	0.98%	0.70%	0.67%
Portfolio turnover rate(3)	11.32%	10.95%	15.98%	13.73%

(1)	The Institutional share class commenced operations on December 18, 2009.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

16

SMEAD VALUE FUND

Notes to Financial Statements

November 30, 2013

(1) Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smead Value Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Effective September 29, 2009, the Fund renamed the then existing class as Investor class shares. The Investor share class is subject to a 0.25% distribution fee. Effective December 7, 2009, the Fund issued a new class of shares, Institutional Class shares, which commenced operations on December 18, 2009. Effective October 31, 2013, the Fund issued a new class of shares, Class A shares, which has not commenced operations as of the date of this report. Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing

17

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2013

models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1— Quoted prices in active markets for identical securities.

Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2013:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$550,150,628	$—	$—	$550,150,628

Total Equity	550,150,628	—	—	550,150,628
Short-Term Investments	25,733,603	—	—	25,733,603

Total Investments in Securities	$575,884,231	$—	$—	$575,884,231

(1)	See the Schedule of Investments for industry classifications

18

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2013

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3. During the year ended November 30, 2013, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2013, the Fund did not incur any interest or penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended November 30, 2010 through November 30, 2013.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2013, there were no reclassifications made.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

19

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2013

(f) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3) Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$799,132	$381,348
Long-Term Capital Gain	$1,302,422	$—

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$486,648,545

Gross tax unrealized appreciation	92,720,967
Gross tax unrealized depreciation	(3,485,281)

Net tax unrealized appreciation	$89,235,686

Undistributed ordinary income	5,601,579
Undistributed long-term capital gain	12,296,856

Total distributable earnings	$17,898,435

Other accumulated losses	—

Total accumulated gains	$107,134,121

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

On December 19, 2013, the Fund declared and paid distributions from ordinary income, long-term and short-term capital gains of $791,968, $5,377,148 and $1,706,770, respectively, to the Investor Class to shareholders of record on December 18, 2013. On December 19, 2013, the Fund declared and paid

20

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2013

distributions from ordinary income, long-term and short-term capital gains of $1,573,913, $6,919,833 and $2,196,437, respectively, to the Institutional Class to shareholders of record on December 18, 2013.

(4) Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. For the year ended November 30, 2013, previously waived expenses of $221,987 were recouped by the Adviser. There are no remaining waived expenses that are subject to recovery.

(5) Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares. During the year ended November 30, 2013, the Fund accrued expenses of $390,711 pursuant to the 12b-1 Plan. As of November 30, 2013, the Fund owed the Distributor fees of $69,649.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee to the Distributor of 0.10% of the average daily net assets of the Institutional Class shares. As of the date of this report, this shareholder servicing fee has not been implemented, and the Fund will give Institutional Class shareholders 30 days’ prior written notice before implementing the shareholder servicing fee.

(6) Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also

21

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2013

serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees earned for each service during the year ended November 30, 2013, as well as the fees owed as of November 30, 2013.

	Fees Earned		Fees Owed as of
	During Fiscal Year		November 30, 2013
Administration	$328,242		$74,721
Accounting	120,758		24,938
Custody	43,876		8,295
Transfer agent	97,921	(1)	15,350

(1)	This amount does not include sub transfer agency fees, therefore is not the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended November 30, 2013, the Fund was allocated $9,996 of the Trust’s Chief Compliance Officer fee. At November 30, 2013, the Fund owed fees of $1,665 to USBFS for the Chief Compliance Officer’s services.

(7) Capital Share Transactions

Transactions in shares of the Fund were as follows:

Investor Class

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Shares sold	7,805,582	1,621,457
Shares issued to holders in reinvestment of distribution	26,284	3,560
Shares redeemed	(2,740,077)	(494,260)

Net increase	5,091,789	1,130,757

Institutional Class

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Shares sold	7,348,040	1,042,243
Shares issued to holders in reinvestment of distribution	31,508	13,510
Shares redeemed	(1,199,129)	(261,594)

Net increase	6,180,419	794,159

22

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2013

(8) Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2013, were $389,213,269 and $35,811,447, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, held 43.35% and 25.92% of the outstanding shares of the Investor and Institutional Classes, respectively. At November 30, 2013 Merrill Lynch Pierce Fenner & Smith for the benefit of its customers, held 52.94% of outstanding shares of the Institutional Class. At November 30, 2013 National Financial Services LLC for the benefit of its customers, held 28.86% of outstanding shares of the Investor Class.

(10) Line of Credit

At November 30, 2013, the Fund had a line of credit in the amount of $50,000,000, which matures on August 15, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% at November 30, 2013). The credit facility is with the Fund’s custodian, U.S. Bank. During the year ended November 30, 2013, the Fund did not utilize the line of credit.

(11) Recent Accounting Pronouncement

In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the year ended November 30, 2013.

(12) Subsequent Event

Effective January 24, 2014, the Class A shares commenced operations.

23

SMEAD VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Smead Value Fund

(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smead Value Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 29, 2014

24

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of William W. Smead and Tony A. Scherrer, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various

25

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Investor Class shares of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Value Index) and in comparison to a peer group of U.S. open-end large blend funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund significantly outperformed the Morningstar Peer Group medians for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013, with the Fund’s performance falling in the first quartile for all periods. The Trustees further noted that for the one-year and five-year periods the Fund’s performance was the best of the Morningstar Peer Group. The Trustees also noted that for the year-to-date period ended March 31, 2013 and for the one-year, three-year, five-year and since inception periods ended December 31, 2012, the Fund outperformed the benchmark index. The Trustees also observed that the Fund’s performance was slightly below but generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and

26

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

peer group selection. The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not fully recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and the use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75%, which fell between the second and third quartiles, was below the Morningstar Peer Group average of 0.80%, which fell within the third quartile. The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) were capped at 1.40% and 1.15% for the Fund’s Investor Class shares and Institutional Class shares, respectively. The Trustees observed that the Fund’s total expense ratio of 1.15% for Investor Class shares (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) fell within the third quartile, above the Morningstar Peer Group average of 1.06%, which fell between the second and third quartiles. The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee was lower than the fees paid by the separately-managed account clients.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund, but that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any

27

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

breakpoint reductions as the Fund’s assets grow in size, but that the flexibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

28

SMEAD VALUE FUND

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

29

SMEAD VALUE FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2013, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees

				Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	30	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/ Midwest Airlines, Inc. (airline company) (1986–present).	30	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

30

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	30	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed- end investment companies); Independent Trustee, Ramius IDF, fund complex (two closed-end investment companies).
Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	30	Trustee, Buffalo Funds (an open- end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

31

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A
Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice-President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Assistant Treasurer	Indefinite Term; Since July 21, 2011 (2008–present).	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

32

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
600 University Street,
Suite 2412
Seattle, Washington 98101
Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115
Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

May 31, 2014

Investment Adviser

Smead Capital Management, Inc.

600 University Street,

Suite 2412

Seattle, Washington 98101

Phone: 877-807-4122

www.smeadfunds.com

Dear Shareholders:

It was inevitable that a time would come when our relatively concentrated portfolio of common stocks at the Smead Value Fund would hit a period of under-performance. That time was the semi-annual period ended 05/31/2014 as we saw a return of 5.79% (SMVLX) versus a gain in the S&P 500® Index of 7.62% and a gain in the Russell 1000 Value Index of 8.20%. Our best performing stocks in the last sixth months were Walgreen, Walt Disney, and Mylan. Our poorest performers were Starbucks, Navient, and Aflac.

We are neither frustrated nor surprised by this activity in the U.S. stock market. First, we practice very low levels of turnover and are willing to reinvest unrealized gains in the hopes of producing even more gains in the future. Second, the studies show that even some great managers underperform against their benchmark over multi-decade time periods. Third, it seems to us that tech and biotech hit a very over-due correction in some of the most visible momentum stocks during the second quarter. And a correction also got started in the small-cap stock arena, which caused investors to sell stocks that had done well over the last two to three years. We were fortunate to have owned many that had done well. Lastly, our portfolio is built around what we view as a very successful domestic economy in the U.S. and in the first half of this year investors began to question the economy’s ability to grow at greater than 3.00% rate.

We are not only excited about the long-term future prospects of our companies, but also very excited about the emergence of Americans between the ages of 18 and 37 years old. They are 86-million strong and are likely to see their careers and lives blossom in the next ten years. As they blossom, they will have a material effect on household formation, fertility, home buying and building and car buying. These factors are historically at the core of surges in Gross Domestic Product growth in the U.S. We believe that our consumer-centric portfolio and dominant position in banking can lead to above-average gains if these positive forces drive economic success. As we look around, we notice that our view of the markets is lonely. But as our company slogan says, “Only The Lonely Can Play.”

Cracker Jack

Advertising jingles from your childhood never seem to leave your memory. “What do you want when you’ve got to eat something, and it’s gotta be sweet, and it’s gotta be a lot, and you’ve gotta have it now? What do you get?” The answer in the commercial was Crackerjax. The question in a world of historically low interest rates and five-year look-back returns of 18.40% compound in the S&P 500® Index, is that do investors do now when you’ve got to invest in something? As you might guess, at Smead Value Fund, the answer is for us to follow our discipline.

Our discipline is three-fold. First, valuation matters dearly. Therefore, in a market like this where most boats have floated, we return to finding companies that fit all eight of our criteria and are a bargain from a historical standpoint. We like that which is contentious, especially if the officers, directors and greater than 5% holders are buying.

Second, we want to hold businesses for a long time. Studies show that over very long time periods that dividends can make up over 40% of the total return from owning common stocks. To get the dividends and dividend increases, you must stay put for decades. Fishermen who keep their bait in the water and surfers who stay on their surfboard have a tendency to catch the best fish and waves. We treat our partial ownership like we have taken a small part of the company private for an extended time period.

3

Third, we must own very high quality businesses to have the constitution and courage to sit through all the ups and down which get handed out by the US stock market. We think the reason you can make more money in stocks than in other liquid asset classes is because you don’t get to know how your results will get handed out and it’s very possible to be underwater in the first year or two that you invest.

Thank you to our shareholders for allowing us to practice our discipline in the Smead Value Fund.

William Smead	Tony Scherrer, CFA
Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Smead Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

4

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/13—5/31/14) for the Investor and Institutional Classes and (1/27/14—5/31/14) for Class A.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 5.75% when you invest. Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. Individual retirement accounts (“IRAs”) accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such

5

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value January 27, 2014	Ending Account Value May 31, 2014	Expenses Paid During Period January 27, 2014 - May 31, 2014*
Actual	$1,000.00	$1,050.50	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,012.02	$5.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period since inception).

	Investor Class
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period December 1, 2013 - May 31, 2014*
Actual	$1,000.00	$1,057.90	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Institutional Class
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period December 1, 2013 - May 31, 2014*
Actual	$1,000.00	$1,059.10	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions. Therefore, the Fund will maintain approximately 25-30 companies in its portfolio. The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown

(% of Investments)

Continued

7

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of May 31, 2014

	3 Months	Since Inception (1/24/2014)
Class A Shares	(0.75)%	5.05%
S&P 500® Index (Total Return)	3.97%	8.28%
Russell 1000 Value Index (Total Return)	4.87%	9.03%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

*	Commenced Operation (1/27/2014)

Continued

8

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of May 31, 2014

			Since Inception
	One Year	Five Years	(1/2/2008)
Investor Class Shares	16.74%	21.80%	7.62%
S&P 500® Index (Total Return)	20.45%	18.40%	6.87%
Russell 1000 Value Index (Total Return)	19.60%	18.44%	6.08%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

*	Inception Date

Continued

9

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of May 31, 2014

	One Year	Three Years	Since Inception (12/18/2009)
Institutional Class Shares	17.04%	21.58%	19.00%
S&P 500® Index (Total Return)	20.45%	15.15%	15.75%
Russell 1000 Value Index (Total Return)	19.60%	15.12%	15.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

*	Inception Date

10

SMEAD VALUE FUND

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS 97.46%
Banks 12.92%
Bank Of America Corp.	2,182,723	$33,046,426
JPMorgan Chase & Co.	551,615	30,653,246
Wells Fargo & Co.	680,703	34,566,098

		98,265,770

Consumer Durables & Apparel 2.66%
NVR, Inc. (a)	18,146	20,208,111

Consumer Services 5.90%
H&R Block, Inc.	750,935	22,362,844
McDonald’s Corp.	126,271	12,807,668
Starbucks Corp.	133,039	9,743,776

		44,914,288

Diversified Financials 10.31%
Franklin Resources, Inc.	519,908	28,704,121
Navient Corp. (a)	621,586	9,821,059
SLM Corp.	621,586	5,351,855
Berkshire Hathaway, Inc. – Class B (a)	268,910	34,511,909

		78,388,944

Food & Staples Retailing 5.30%
Walgreen Co.	560,515	40,306,634

Health Care Equipment & Services 3.87%
Abbott Laboratories	282,790	11,314,428
Medtronic, Inc.	296,475	18,093,869

		29,408,297

Insurance 6.45%
Aflac, Inc.	536,437	32,846,038
Chubb Corp.	174,908	16,206,975

		49,053,013

Media 14.23%
Comcast Corp. – Class A	537,958	27,887,743
Gannett Co., Inc.	1,680,149	46,691,341
Walt Disney Co.	400,241	33,624,246

		108,203,330

The accompanying notes are an integral part of these financial statements.

11

SMEAD VALUE FUND

Schedule of Investments (Continued)

May 31, 2014 (Unaudited)

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences 16.46%
AbbVie, Inc.	282,790	$15,363,981
Amgen, Inc.	298,879	34,666,975
Johnson & Johnson	145,910	14,804,029
Merck & Co., Inc.	657,728	38,056,142
Pfizer, Inc.	750,948	22,250,589

		125,141,716

Retailing 11.55%
Cabela’s, Inc. – Class A (a)	621,120	38,031,178
Home Depot, Inc.	260,408	20,892,534
Nordstrom, Inc.	425,294	28,945,510

		87,869,222

Software & Services 7.81%
Accenture PLC – Class A (b)	265,224	21,602,495
eBay, Inc. (a)	744,380	37,762,397

		59,364,892

TOTAL COMMON STOCKS (Cost $636,988,480)		741,124,217

MONEY MARKET FUNDS 2.30%
Cash Equivalent 2.30%
Dreyfus Cash Management, 0.030% (c)	17,513,605	17,513,605

TOTAL MONEY MARKET FUNDS (Cost $17,513,605)		17,513,605

TOTAL INVESTMENTS (Cost $654,502,085) 99.76%		758,637,822
Other Assets in Excess of Liabilities 0.24%		1,843,122

TOTAL NET ASSETS 100.00%		$760,480,944

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

12

SMEAD VALUE FUND

Statement of Assets and Liabilities

May 31, 2014 (Unaudited)

Assets
Investments, at value (cost $654,502,085)	$758,637,822
Dividends and interest receivable	1,323,908
Receivable for Fund shares sold	1,754,609
Other assets	66,505

Total Assets	761,782,844

Liabilities
Payable to affiliates	144,131
Payable to Adviser	441,947
Payable for Fund shares redeemed	529,977
Payable for distribution fees	96,159
Payable for shareholder servicing fees	1,801
Accrued expenses and other liabilities	87,885

Total Liabilities	1,301,900

Net Assets	$760,480,944

Net Assets Consist Of:
Paid-in capital	$637,100,546
Undistributed net investment income	1,527,218
Undistributed net realized gain from investments	17,717,443
Net unrealized appreciation on investments	104,135,737

Net Assets	$760,480,944

Class A Shares
Net assets	6,739,105
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	180,975
Net asset value, offering price and redemption price per share	$37.24
Maximum offering price per share ($37.24/0.9425)(1)(2)	$39.51

Investor Class Shares
Net assets	332,104,567
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,920,951
Net asset value, offering price and redemption price per share	$37.23

Institutional Class Shares
Net assets	421,637,272
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	11,316,559
Net asset value, offering price and redemption price per share	$37.26

(1)	Reflects a maximum sales charge of 5.75%.
(2)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within eighteen months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

13

SMEAD VALUE FUND

Statement of Operations

For the Six Months Ended May 31, 2014 (Unaudited)

Investment Income
Dividend income	$5,908,209
Interest income	3,586

Total Investment Income	5,911,795

Expenses
Management fees	2,486,136
Distribution fees – Investor Class	372,974
Administration fees	312,806
Transfer agent fees and expenses	294,245
Fund accounting fees	88,702
Federal and state registration fees	69,780
Custody fees	32,524
Reports to shareholders	18,475
Legal fees	12,816
Audit and tax fees	8,774
Chief Compliance Officer fees	5,007
Trustees’ fees	2,489
Shareholder servicing fees – Class A	1,802
Distribution fees – Class A	1,802
Interest expense	233
Other expenses	8,549

Net Expenses	3,717,114

Net Investment Income	2,194,681

Realized and Unrealized Gain on Investments
Net realized gain from investments	17,830,202
Change in net unrealized appreciation on investments	14,787,462

Net Realized and Unrealized Gain on Investments	32,617,664

Net Increase in Net Assets from Operations	$34,812,345

The accompanying notes are an integral part of these financial statements.

14

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013
From Operations
Net investment income	$2,194,681	$1,951,167
Net realized gain from investments	17,830,202	16,205,814
Change in net unrealized appreciation on investments	14,787,462	64,446,825

Net increase in net assets from operations	34,812,345	82,603,806

From Distributions
Net investment income – Investor Class	(791,967)	(313,026)
Net investment income – Institutional Class	(1,573,913)	(486,106)
Net realized gain on investment – Investor Class	(7,083,918)	(575,762)
Net realized gain on investment – Institutional Class	(9,116,270)	(726,660)

Net decrease in net assets resulting from distributions paid	(18,566,068)	(2,101,554)

From Capital Share Transactions
Proceeds from shares sold – Class A	7,417,183	—
Proceeds from shares sold – Investor Class	141,776,351	255,449,864
Proceeds from shares sold – Institutional Class	131,100,220	242,807,381
Net asset value of shares issued to shareholders in payment of distributions declared – Investor Class	7,738,935	722,276
Net asset value of shares issued to shareholders in payment of distributions declared – Institutional Class	3,641,155	864,886
Payments for shares redeemed – Class A	(770,630)	—
Payments for shares redeemed – Investor Class	(78,122,402)	(92,251,260)
Payments for shares redeemed – Institutional Class	(35,614,673)	(40,169,445)

Net increase in net assets from capital share transactions	177,166,139	367,423,702

Total Increase in Net Assets	193,412,416	447,925,954
Net Assets
Beginning of period	567,068,528	119,142,574

End of period	$760,480,944	$567,068,528

Undistributed Net Investment Income	$1,527,218	$1,698,417

The accompanying notes are an integral part of these financial statements.

15

SMEAD VALUE FUND – CLASS A SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2014(1)
(Unaudited)
Net Asset Value, Beginning of Period	$35.45
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	1.76

Total from investment operations	1.80

Net Asset Value, End of Period	$37.24

Total Return(2)(3)	5.05%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$6,739
Ratio of expenses to average net assets:
Before waivers and recoupment of expenses(4)	1.49%
After waivers and recoupment of expenses(4)	1.49%
Ratio of net investment income to average net assets:
Before waivers and recoupment of expenses(4)	0.21%
After waivers and recoupment of expenses(4)	0.21%
Portfolio turnover rate(3)	7.41%

(1)	The Class A shares commenced operations on January 27, 2014.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

16

SMEAD VALUE FUND – INVESTOR SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	May 31,
	2014	Year Ended November 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.35	$27.61	$20.83	$19.82	$18.13	$14.07

Income (loss) from investment operations:
Net investment income	0.10	0.13	0.06	0.09	0.14	0.10
Net realized and unrealized gain (loss) on investments	1.95	9.04	6.84	0.94	1.65	4.14

Total from investment operations	2.05	9.17	6.90	1.03	1.79	4.24

Less distributions paid:
From net investment income	(0.12)	(0.15)	(0.12)	(0.02)	(0.10)	(0.18)
From net realized gain on investments	(1.05)	(0.28)	—	—	—	—

Total distributions paid	(1.17)	(0.43)	(0.12)	(0.02)	(0.10)	(0.18)

Net Asset Value, End of Period	$37.23	$36.35	$27.61	$20.83	$19.82	$18.13

Total Return(1)	5.79%	33.74%	33.27%	5.19%	9.88%	30.55%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$332,105	$253,512	$51,955	$15,644	$13,855	$27,128
Ratio of expenses to average net assets:
Before waivers and recoupment of expenses(3)	1.26%	1.28%	1.49%	1.60%	1.66%	1.91%
After waivers and recoupment of expenses(3)	1.26%	1.35%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets:
Before waivers and recoupment of expenses(3)	0.53%	0.54%	0.67%	0.25%	0.29%	0.27%
After waivers and recoupment of expenses(3)	0.53%	0.47%	0.76%	0.45%	0.55%	0.78%
Portfolio turnover rate(2)	7.41%	11.32%	10.95%	15.98%	13.73%	14.28%

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

17

SMEAD VALUE FUND – INSTITUTIONAL SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended				Period
	May 31,				Ended
	2014	Year Ended November 30,			November 30,
	(Unaudited)	2013	2012	2011	2010(1)
Net Asset Value, Beginning of Period	$36.40	$27.61	$20.84	$19.85	$18.42

Income from investment operations:
Net investment income	0.14	0.18	0.21	0.14	0.16
Net realized and unrealized gain on investments	1.95	9.08	6.74	0.94	1.38

Total from investment operations	2.09	9.26	6.95	1.08	1.54

Less distributions paid:
From net investment income	(0.18)	(0.19)	(0.18)	(0.09)	(0.11)
From net realized gain on investments	(1.05)	(0.28)	—	—	—

Total distributions paid	(1.23)	(0.47)	(0.18)	(0.09)	(0.11)

Net Asset Value, End of Period	$37.26	$36.40	$27.61	$20.84	$19.85

Total Return(2)(3)	5.91%	34.10%	33.57%	5.46%	8.38%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$421,637	$313,557	$67,188	$34,163	$32,400
Ratio of expenses to average net assets:
Before waivers and recoupment of expenses(4)	1.01%	1.03%	1.20%	1.31%	1.42%
After waivers and recoupment of expenses(4)	1.01%	1.10%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before waivers and recoupment of expenses(4)	0.78%	0.79%	0.93%	0.54%	0.40%
After waivers and recoupment of expenses(4)	0.78%	0.72%	0.98%	0.70%	0.67%
Portfolio turnover rate(3)	7.41%	11.32%	10.95%	15.98%	13.73%

(1)	The Institutional Class shares commenced operations on December 18, 2009.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

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SMEAD VALUE FUND

Notes to Financial Statements

May 31, 2014 (Unaudited)

(1) Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smead Value Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund currently offers three classes of shares, Class A, the Investor Class and the Institutional Class. Effective September 29, 2009, the Fund renamed the then existing class as Investor class shares. The Investor Class is subject to a 0.25% distribution fee. Effective December 7, 2009, the Fund issued a new class of shares, Institutional Class shares, which commenced operations on December 18, 2009. Effective January 24, 2013, the Fund issued a new class of shares, Class A shares, which commenced operations on January 27, 2014. Class A shares are subject to a sales charge (load) on purchases and a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a

19

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$741,124,217	$—	$—	$741,124,217

Total Equity	741,124,217	—	—	741,124,217
Short-Term Investments	17,513,605	—	—	17,513,605

Total Investments in Securities	$758,637,822	$—	$—	$758,637,822

(1)	See the Schedule of Investments for industry classifications.

20

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3. During the six months ended May 31, 2014, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2013, the Fund did not incur any interest or penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended November 30, 2010 through November 30, 2013.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the six months ended May 31, 2014, there were no reclassifications made.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

21

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

(f) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3) Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$799,132	$381,348
Long-Term Capital Gain	$1,302,422	$—

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$486,648,545

Gross tax unrealized appreciation	92,720,967
Gross tax unrealized depreciation	(3,485,281)

Net tax unrealized appreciation	$89,235,686

Undistributed ordinary income	5,601,579
Undistributed long-term capital gain	12,296,856

Total distributable earnings	$17,898,435

Other accumulated losses	—

Total accumulated gains	$107,134,121

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

On December 19, 2013, the Fund declared and paid distributions from ordinary income, long-term and short-term capital gains of $791,968, $5,377,148 and $1,706,770, respectively, to the Investor Class to shareholders of record on December 18, 2013. On December 19, 2013, the Fund declared and paid

22

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

distributions from ordinary income, long-term and short-term capital gains of $1,573,913, $6,919,833 and $2,196,437, respectively, to the Institutional Class to shareholders of record on December 18, 2013.

(4) Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.65%, 1.40% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Class A, Investor Class and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

(5) Distribution Plan

The Fund has adopted a plan pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay the Quasar Distributors, LLC (the “Distributor”) a Rule 12b-1 fee for the sale and distribution of Class A and Investor Class shares. The maximum amount of the Rule 12b-1 fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A and Investor Class shares of the Fund. During the six months ended May 31, 2014, Class A and Investor Class shares accrued expenses of $1,802 and $372,974, respectively pursuant to the Distribution Plan. As of May 31, 2014, the Fund owed the Distributor fees of $96,159. There are no 12b-1 fees for Institutional Class shares.

(6) Shareholder Servicing Plan

The Fund has adopted a shareholder servicing plan on behalf of its Institutional Class and Class A shares (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of its Class A and Institutional Class shareholder accounts. The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of the Institutional Class shares is an annual rate of 0.10% of the Fund’s average daily net assets attributable to Institutional Class shares. The Fund is not currently implementing the shareholder servicing fee for the Institutional Class shares, and will give Institutional Class shareholders 30 days’ prior written notice before implementing the shareholder servicing fee. The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of Class A shares is an annual rate of

23

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

0.25% of the Fund’s average daily net assets attributable to Class A shares. During the period ended May 31, 2014, Class A shares accrued expenses of $1,802 and owed $1,801. There are no shareholder servicing fees for Investor Class shares.

(7) Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees earned for each service during the six months ended May 31, 2014, as well as the fees owed as of May 31, 2014.

	Fees Earned		Fees Owed as of
	During Fiscal Year		May 31, 2014
Administration	$312,806		$99,249
Accounting	88,702		26,763
Custody	32,524		6,085
Transfer agent	90,763	(1)	10,362

(1)	This amount does not include sub transfer agency fees, therefore is not the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended May 31, 2014, the Fund was allocated $5,007 of the Trust’s Chief Compliance Officer fee. At May 31, 2014, the Fund owed fees of $1,672 to USBFS for the Chief Compliance Officer’s services.

(8) Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class A

Period Ended
May 31, 2014(1)
Shares sold	201,890
Shares redeemed	(20,915)

Net increase	180,975

(1)	Class A commenced operations on January 27, 2014.

24

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

Investor Class

	Six Months Ended	Year Ended
	May 31, 2014	November 30, 2013
Shares sold	3,875,908	7,805,582
Shares issued to holders in reinvestment of distribution	218,738	26,284
Shares redeemed	(2,147,164)	(2,740,077)

Net increase	1,947,482	5,091,789

Institutional Class

	Six Months Ended	Year Ended
	May 31, 2014	November 30, 2013
Shares sold	3,575,273	7,348,040
Shares issued to holders in reinvestment of distribution	102,945	31,508
Shares redeemed	(975,173)	(1,199,129)

Net increase	2,703,045	6,180,419

(9) Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended May 31, 2014, were $205,990,981 and $47,886,529, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(10) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, held 42.16% of the outstanding shares of the Investor Class. At May 31, 2014 Merrill Lynch Pierce Fenner & Smith for the benefit of its customers, held 88.48% and 62.22% of outstanding shares of the Class A and Institutional Classes, respectively. At May 31, 2014 National Financial Services LLC for the benefit of its customers, held 26.96% of outstanding shares of the Investor Class.

(11) Line of Credit

At May 31, 2014, the Fund had a line of credit in the amount of $50,000,000, which matures on August 15, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% at May 31, 2014). The credit facility is with the Fund’s custodian, U.S. Bank. The following table provides information regarding usage of the line of credit for the six months ended May 31, 2014 for the Fund.

25

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

May 31, 2014 (Unaudited)

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Smead Value Fund	3	$872,333	$236	$1,164,000	12/9/2013

*	Interest expense is reported on the Statement of Operations.

(12) Recent Accounting Pronouncement

In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the six months ended May 31, 2014.

(13) Subsequent Event

At a meeting held on July 15, 2014, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Fund. The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Smead Value Fund (the “New Fund”), a newly formed series of the Smead Trust, an open-end registered investment company, pending approval of the Reorganization by the Board of Trustees of the Smead Trust and requisite Fund shareholder approval. A notice of a special meeting of shareholders and proxy materials will be sent to shareholders of record as of August 21, 2014. If the Plan of Reorganization is approved by the shareholders of the Fund, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of a shareholder’s account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about November 21, 2014.

26

SMEAD VALUE FUND

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

27

SMEAD VALUE FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2013, as qualified dividend income under the Jobs and Growth Tax ReliefReconciliation Act of 2003.

For the year ended November 30, 2013, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees

Name, Address and Age	Term of Position(s) Held with the Trust	Number of Principal Office and Length of Time Served	Portfolios Occupation(s) During the Past Five Years	Other in Trust Overseen by Trustee	Directorships Held by Trustee
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/ Midwest Airlines, Inc. (airline company) (1986–present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

28

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	35	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed- end investment companies); Independent Trustee, Ramius IDF, fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- end investment company with one portfolio).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	35	Trustee, Buffalo Funds (an open- end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

29

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Portfolios in Trust Overseen by Trustee	Number of Other Directorships Held by Trustee
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Vice President, Treasurer and Principal Financialand Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice-President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Anita M. Zagrodnik(2) 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Effective July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (January 2014- present); Senior Vice President, Ariel Investments, LLC, (2010-2013); Vice President, Ariel Investments, LLC, (2003-2010).	N/A	N/A

30

SMEAD VALUE FUND

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Portfolios in Trust Overseen by Trustee	Number of Other Directorships Held by Trustee
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.
(2)	Effective July 1, 2014, Anita M. Zagrodnik will replace Robert M. Slotky as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer of the Trust.

31

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

32

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SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
600 University Street,
Suite 2412
Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.